UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Atea Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On April 3, 2025, Atea Pharmaceuticals, Inc. shared the following communication with its employees:

Team,

Recently, you may have seen that certain shareholders of Atea nominated candidates to stand for election to our Board of Directors while also publicly expressing their views regarding our Company. I wanted to share some context with you regarding these events.

Atea maintains open communications with our investors to ensure we are conveying our strategy and progress, while staying informed of their perspectives. To that end, we have engaged regularly with these shareholders over the past several months and we aim to continue a constructive dialogue with them moving forward.

I do want to emphasize that our Board remains committed to our strategy and is highly confident in the ability of our employees to execute and complete our global Phase 3 HCV program. The Board and management team believe our regimen has the potential for a best-in-class profile, to play a major role in the eradication of HCV and to make a meaningful difference in the lives of patients with HCV. Following the successful End-of-Phase 2 meeting we had with the FDA, we expect to dose the first patient in the Phase 3 C-Beyond trial very soon.

Please do not let this shareholder matter distract you from the important work you are doing. We have a dedicated team within Atea managing this matter, so the rest of us can stay focused on what is most important – advancing our treatment for HCV. In short, we are operating as usual, and our strategic objectives are unchanged.

Thank you for all of your hard work and effort in advancing our HCV Phase 3 program. I am incredibly proud of all that we are accomplishing together.

Best,

Jean-Pierre

Forward-Looking Statements

The terms “we,” “our,” “us,” “Atea” and the “Company” refer to Atea Pharmaceuticals, Inc. and its subsidiary.

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include but are not limited to statements regarding the Company’s future communications with shareholders, the timing of the Company’s clinical trials and related milestones, benefits of the regimen of bemnifosbuvir and ruzasvir, the Company’s strategic plans and the Company’s plans with respect to director candidates nominated by shareholders. When used herein, words including “expected,” “should,” “anticipated,” “believe.” “will,” “plans”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Atea’s current expectations and various assumptions. Atea believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Atea may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, uncertainties inherent in the drug discovery and development process and the regulatory submission or approval process, unexpected or unfavorable safety or efficacy data or results observed during clinical trials or in data readouts; delays in or disruptions to clinical trials or our business; our reliance on third parties over which we may not always have full control, our ability to manufacture sufficient commercial product, competition from approved treatments for HCV, as well as the other important factors discussed under the caption “Risk Factors” in Atea’s Annual Report on Form 10-K for the year ended December 31, 2024 as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. While Atea may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing Atea’s views as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

Atea intends to file with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2025 Annual Meeting of Stockholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ATEA AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Atea free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Atea are also available free of charge by accessing Atea’s website at www.ateapharma.com.

Participants in the Solicitation

Atea, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Atea. Information about Atea’s executive officers and directors is available under the heading “Information about our Executive Officers and Directors” in Part I, Item 1, “Business” in Atea’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 6, 2025 and under the headings “Proposal 1 – Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management” and “Executive Officer and Director Compensation” in Atea’s definitive proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Changes in the holdings of our directors and executive officers of Atea securities that were reported in the definitive proxy statement for the 2024 Annual Meeting of Stockholders are reflected in a Form 3 filed by Arthur Kirsch on February  24, 2025 and the following Forms 4 filed with the SEC on the dates noted: Jean-Pierre Sommadossi (June  7, 2024, September  19, 2024; February  4, 2025); Andrea Corcoran (February  4, 2025); Maria Arantxa Horga (February  4, 2025); John Vavricka (February  4, 2025); Janet MJ Hammond (February  4, 2025); Wayne Foster (February  4, 2025); Jerome M. Adams (June  18, 2024, June  21, 2024); Barbara Gayle Duncan (June  18, 2024, June  21, 2024); Bruce Polsky (June  18, 2024, June  21, 2024); Franklin Berger (June  18, 2024, June  21, 2024, December  12, 2024, January  17, 2025 (as amended January  17, 2025)); Bruno Lucidi (June  18, 2024, June  21, 2024); Polly Murphy (June  18, 2024, June  21, 2024); and Arthur Kirsch (February 24, 2025). These documents are available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Atea are also available free of charge by accessing Atea’s website at www.ateapharma.com.